Exhibit 99.8


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-D

KEY PERFORMANCE FACTORS
August 31, 1997



        Expected B Maturity                         7/17/00


        Blended Coupon                               5.8870%


        Excess Protection Level
        3 Month Average   4.75%
          August, 1997   4.66%
          July, 1997   4.62%
          June, 1997   4.96%


        Cash Yield                                  17.46%


        Investor Charge Offs                         4.84%


        Base Rate                                    7.96%


        Over 35 Day Delinquency                      4.66%


        Seller's Interest                           14.91%


        Total Payment Rate                          12.37%


        Total Principal Balance                     $30,603,901,306.35


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,563,766,787.86